EXHIBIT 99.1

crexendo®

Investor Presentation

October 2026

Nasdaq: CXDO


THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo®
CXDO | Nasdaq Listed
Nasdaq


NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
8 MILLION USERS
crexendo®
CXDO | Nasdaq Listed
Nasdaq

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals, plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2025 and Form 10-Qs as filed with the SEC, and our Definitive Proxy statement. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law.

In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Unified Communications as a Service

Nearly every business has a phone system			
A few build the cloud Software engines	cisco #1	metaswitch #2	crexendo #3
Thousands sell and support them	crexendo, RingCentral, 8x8, VONAGE, AVAYA, Ooma, Mitel, Spectrum, LUMEN, nextiva, skyswitch, verizon		

crexendo

We do both

Taking share from #1 and #2: 11 new licensees in H1 2026, up from 2 a year earlier. Four left Metaswitch.

Why Crexendo

1	The fastest-growing UCaaS platform	**8M+ end users**
2	Growth far outpacing the sector	**+49% Q2 revenue**
3	Increasing profitability	**12 consecutive GAAP-profitable quarters**
4	Strong remaining performance obligation	**$139M under contract**
5	AI potential upside	**+35% per CAIRO account**

We Build the Platform and Sell the Service

Software Solutions
~30% of revenue

250+
Software licensees

8M+
End users on the platform

Telecom Services
~70% of revenue

260+
Agents and resellers

~200,000
Crexendo end users

The fastest-growing UCaaS platform in North America*

* Frost & Sullivan

crexendo®

01

Financial performance

01

Financial Snapshot

Revenue, up 81.5% since 2022



$37.6M
$53.2M
$60.8M
$68.2M
$45.4M
2022
2023
2024
2025
H1 2026

$24.6M

Q2 revenue, up 49%

$4.1M

Q2 adjusted EBITDA, up 48%

12 consecutive

GAAP-profitable quarters

crexendo®

Bigger and More Profitable Every Year

Revenue


$37.6M
$53.2M
$60.8M
$68.2M
2022
2023
2024
2025

Adjusted EBITDA


$2.5M
$5.7M
$8.2M
$11.2M
2022
2023
2024
2025

Cash from operations


–$0.4M
$3.5M
$6.3M
$9.3M
2022
2023
2024
2025

Management goal: $100M annual revenue run rate by the end of 2026

crexendo®

Strong Balance Sheet

$18.3M
Cash

$4.9M
Notes payable

$13.4M
Net cash

77%
Equity as a share of assets

ESI was paid for from cash on hand, not by borrowing

As of Q2 2026

Impressive Inorganic and Organic growth

+49%

Q2 revenue growth, reported

$16.6M to $24.6M

+7%

Q2 revenue growth, organic

Before any ESI revenue

ESI closed 1 March 2026. From Q2 2027 the two rates converge.

Growing Faster Than the Sector

Revenue growth, latest reported quarter, year over year


Crexendo, reported
48.9%
Ooma
25.4%
Twilio
22.0%
Bandwidth
19.8%
Weave Communications
15.5%
Five9
10.3%
Crexendo, organic
6.8%
RingCentral
5.9%
8x8
4.9%
Zoom Communications
4.9%

crexendo®

Gross Profit Growing Faster Than Revenue

Q2 2026, year over year



Gross profit
+54.2%
Revenue
+48.9%

65.7%

Gross margin, Q2 2026

Up from 63.4% a year earlier

crexendo®

Acquisition Related Amortization

Change in Q2 operating income

+$369K

The business we already had

–$417K

ESI, first full quarter owned

Without the added purchase amortization, Q2 operating income was **$2.1M, up 89%.**

Purchase amortization peaks in 2027



$6.2M
$4.9M
$4.2M
$3.6M
2027
2028
2029
2030

$139M Remaining Performance Obligation (RPO)

$139M

Revenue signed and not yet delivered

As of 30 June 2026

When it becomes revenue


$35.2M
$45.3M
$30.8M
$19.0M
$8.7M
2026 rem.
2027
2028
2029
2030+

crexendo®

Segment Key Performance Indicators

Software Solutions

250+
Software licensees

0.05%
Average monthly churn

70%
Gross margin

$7,100
Average revenue per account (ARPA)

Telecom Services

260+
Active agent partners

0.82%
Average monthly churn

83%
Monthly recurring revenue

$339
Average revenue per account (ARPA)

Software churn is 0.05% a month: licensees rarely leave

crexendo®

ESI: Accretive Acquisition in March 2026

$35M
Purchase price,
~1.35x 2025 revenue

78%
Paid in cash

75,000+
Seats already
on our platform

$26.1M
2025 revenue,
GAAP profitable


esi
A Crexendo® Company

crexendo®

Ranked #1 by Real Customers on G2

	Crexendo	Best rival
Overall star rating	4.9	4.6
Quality of support	98%	92%
Ease of doing business	99%	93%
Meets requirements	98%	92%
Ease of use	97%	92%
Ease of admin	96%	92%
Ease of setup	96%	92%

#1

in 18 G2 categories, Winter 2026


GENERATIVE AI
PRODUCT OF THE
YEAR
2025


EXCELLENCE
Unified
COMMUNICATIONS
2025
AWARD


500
Technology Fast 500
2024 NORTH AMERICA
Deloitte
Communications/Networking


2024
BEST
PRACTICES
AWARD

crexendo®

02

Growth and AI

02

Future Growth Drivers

- New software licensees
- Agents and partners
- International expansion
- Enterprise and major accounts
- Roll-up acquisitions
- Incumbent disruption



$84B
$31B
2024
2030

North American UCaaS market, $31B in 2024 to $84B in 2030

Source: Grand View Research

crexendo®

CAIRO: AI That Lifts Revenue per Account

CAIRO
FOR
crexendo VIP™

AI receptionist and orchestrator

Launched January 2026

Answers every call 24/7, books appointments, hands off to a live agent.

+$120

A month per average CAIRO account, about 35% more ARPA

57

Partner vendors, 13 with AI

$400K

Partner program revenue, Q2

Crexendo Ownership Detail

33.3M
Shares outstanding

34.7%
Held by insiders

38.5%
Held by 129 institutions

Insiders 34.7%	Institutions 38.5%	Other holders 26.8%

Insiders and institutions together hold 73%

crexendo®

Why Crexendo in 2026

$68.2M
2025 revenue, up 81.5% since 2022

$139M
Revenue under contract

+49%
Q2 revenue growth, 7% organic

$7.3M
Adjusted EBITDA, first half 2026

12 in a row
GAAP profitable quarters

31 in a row
Non-GAAP profitable quarters

$18.3M
Cash, Q2 2026

8M+
End users on the platform

crexendo®

Thank you

Doug Gaylor
President and COO
602-732-7990
dgaylor@crexendo.com

Nasdaq: CXDO

Appendix

Financial Results Detail

Three and six months ended 30 June, $000s, as reported in the Form 10-Q filed 4 August 2026

$000s	Q2 2026	Q2 2025	Change	H1 2026	H1 2025	Change
Revenue	**24,646**	**16,552**	**+48.9%**	**45,356**	**32,609**	**+39.1%**
Gross profit	**16,189**	**10,496**	**+54.2%**	**28,906**	**20,977**	**+37.8%**
Gross margin	65.7%	63.4%	+2.3 pts	63.7%	64.3%	−0.6 pts
Selling and marketing	7,968	4,371	+82.3%	13,622	8,660	+57.3%
General and administrative	5,336	3,585	+48.8%	10,392	7,104	+46.3%
Research and development	1,830	1,437	+27.3%	3,397	2,960	+14.8%
Income from operations	**1,055**	**1,103**	**−4.4%**	**1,495**	**2,253**	**−33.6%**
Net income	**1,051**	**1,232**	**−14.7%**	**1,629**	**2,403**	**−32.2%**
Adjusted EBITDA	**4,126**	**2,784**	**+48.2%**	**7,301**	**5,503**	**+32.7%**

crexendo®

Balance sheet detail

$000s, as presented in the Form 10-Q for the quarter ended 30 June 2026

$000s	30 June 2026	31 December 2025
Cash and cash equivalents	18,289	31,378
Trade receivables, net	6,187	4,913
Total current assets	**34,802**	**41,897**
Goodwill	14,170	9,454
Intangible assets, net	38,302	17,860
Total assets	**101,038**	**77,686**
Total current liabilities	16,915	12,328
Notes payable, current and non-current	4,861	114
Total liabilities	**22,925**	**13,865**
Total stockholders' equity	**78,113**	**63,821**

crexendo®

Segment key performance indicators, full list

Company-reported operating metrics for the quarter ended 30 June 2026

Software Solutions	Q2 2026
Average MRR per session	$11.28
Monthly recurring revenue	80%
Avg. revenue per account, monthly	$7,100
Software licensees	250+
Average monthly churn	0.05%
Gross margin	70%

Telecom Services	Q2 2026
Average revenue per user, monthly	$18
Monthly recurring revenue	83%
Avg. revenue per account, monthly	$339
Active agent partners	260+
Average monthly churn	0.82%
Services gross margin	64%

crexendo®

Organic growth and the ESI bridge

Quarter ended 30 June 2026 against the same quarter of 2025, $000s

Revenue growth	Q2 2026	Q2 2025	Increase	Growth
Total revenue	**24,646**	**16,552**	**8,094**	**48.9%**
Of which ESI, acquired 1 March 2026			6,963	
Of which organic			**1,131**	**6.8%**

Operating income bridge	Revenue	Operating cost	Operating income
The business we already had	+1,131	+762	+369
ESI, first full quarter owned	+6,963	+7,380	−417
Total change in the quarter	**+8,094**	**+8,142**	**−48**

Amortization of acquired intangibles rose from 801 to 1,834 (+1,033). Operating income of 1,055 plus that increase is 2,088, against 1,103 a year earlier (+89%). ESI attribution is as stated by the Company in the Form 10-Q filed 4 August 2026.

crexendo®

Largest institutional holders

Form 13F, quarter ended 30 June 2026, against 33,253,790 shares outstanding (10-Q cover, 31 July 2026)

Holder	Shares	% outstanding
BlackRock, Inc.	1,065,200	3.20%
Royce & Associates LP	1,020,452	3.07%
Vanguard Capital Management	817,100	2.46%
Essex Investment Management	710,874	2.14%
Acadian Asset Management	547,122	1.65%
Goldman Sachs Group	491,747	1.48%
Geode Capital Management	461,170	1.39%
Renaissance Technologies	450,981	1.36%

crexendo®

Reconciliation of non-GAAP financial measures

In accordance with the requirements of Regulation G issued by the SEC, we present the most directly comparable U.S. GAAP financial measures and reconcile the unaudited non-GAAP metrics to them.

$000s	Q2 26	Q2 25	H1 26	H1 25
U.S. GAAP net income	1,051	1,232	1,629	2,403
Share-based comp. and taxes	994	825	1,721	1,623
Acquisition related expenses	180	—	1,019	—
Amortization of intangibles	1,834	801	2,958	1,507
Non-GAAP net income	**4,059**	**2,858**	**7,327**	**5,533**

$000s	Q2 26	Q2 25	H1 26	H1 25
U.S. GAAP net income	1,051	1,232	1,629	2,403
Depreciation and amortization	1,897	856	3,066	1,627
Interest expense	62	6	62	15
Other, net	(83)	(183)	(250)	(257)
Income tax provision	25	48	54	92
EBITDA	**2,952**	**1,959**	**4,561**	**3,880**
Share-based comp. and taxes	994	825	1,721	1,623
Acquisition related expenses	180	—	1,019	—
Adjusted EBITDA	**4,126**	**2,784**	**7,301**	**5,503**

As reported in the earnings release furnished on Form 8-K, exhibit 99.1, dated 4 August 2026. Employer payroll tax related to share-based compensation was $79 and $63 for the three months ended 30 June 2026 and 2025, and $85 and $135 for the six months. Non-GAAP measures are supplemental and are not a substitute for measures derived in accordance with GAAP.

crexendo®

Sources and notes

- Financial results, ESI attribution, balance sheet, remaining performance obligations and amortization schedule: Form 10-Q for the quarter ended 30 June 2026, filed 4 August 2026.
- Adjusted EBITDA, EBITDA and non-GAAP net income: earnings release furnished on Form 8-K, exhibit 99.1, 4 August 2026. Reconciled on the previous page.
- Annual revenue, operating income, net income and operating cash flow, 2022 to 2025: Forms 10-K. Annual adjusted EBITDA: year-end earnings releases; see the annual results page.
- Organic growth excludes all revenue contributed by ESI, as attributed by the Company in the Form 10-Q. ESI closed 1 March 2026.
- CAIRO revenue per account (about $120 a month, against an average telecom services account of about $340), the 57 partner vendors (13 offering AI applications), $400K of partner program revenue in Q2, and the $100M run-rate goal: Doug Gaylor, Q2 2026 earnings call, 4 August 2026.
- Peer growth: revenue for each company's most recent reported quarter, from SEC filings retrieved 19 September 2026. Quarter ends: Ooma and Zoom July 2026, Bandwidth March 2026, all others June 2026.
- Ownership: Form 13F holdings for the quarter ended 30 June 2026; insider holdings from each insider's most recent Form 4, excluding the late Jeffrey Bash (8-K, 6 November 2025); 33,253,790 shares outstanding per the 10-Q cover.
- Consecutive profitable quarters, segment operating metrics, end-user counts and ESI deal terms are Company-reported.
- G2.com, Winter 2026 survey period, VoIP providers category; best rival is the highest score among RingEX, 8x8, Vonage, Nextiva, Dialpad, Ooma and GoTo. UCaaS market forecast per Grand View Research.

crexendo®